Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Amendment No. 2 on Form 10-Q/A of Dick’s Sporting Goods, Inc. (the “Company”) for the period ended October 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward W. Stack, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report complies fully with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD W. STACK Edward W. Stack	Date: November 14, 2005
Chief Executive Officer

36